SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 13, 2003

Hawkins, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 East Hennepin Avenue Minneapolis, MN		55413
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (612) 331-6910

Item 7.                                   Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99 - Press Release, dated November 13, 2003, announcing financial results of Hawkins, Inc. for its fiscal second quarter ended September 30, 2003.

Item 12.                            Results of Operations and Financial Condition.

On November 13, 2003, Hawkins, Inc. issued a press release announcing financial results for its second quarter ended September 30, 2003.  A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.

Date: November 13, 2003	By:	/s/ Marvin E. Dee
Marvin E. Dee
Vice President, Chief Financial Officer, Secretary and Treasurer